UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011 (March 3, 2011)

IVEDA SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53285	98-0611159
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Alma School Road, Suite 4450 Mesa, Arizona	85210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 307-8700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 25, 2011, the Compensation Committee and the full Board of Directors of Iveda Solutions, Inc. approved extending the term for exercise of options by executive officers and directors post-termination to five (5) years if, at the time of termination, the Compensation Committee determines that the termination was not due to performance-related issues.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iveda Solutions, Inc.
(Registrant)

Date: March 3, 2011

By: /s/ Steven G. Wollach
Steven G. Wollach
Chief Financial Officer